Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
June 3, 2009
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Ocean Victory	ATP contract revision
Ocean Guardian	One well with Nippon
Ocean Heritage	Two contracts in Gulf of Suez

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Domestic Deepwater Semisubmersibles (8)
Ocean Star	5,500’	GOM	Actively Marketing	DODI		0
Ocean America	5,500’	GOM	Current Contract	Mariner	6-month term	low 550’s	mid May 2009	late Jan. 2010
		GOM/Aust.	Prep and mobe	DODI			late Jan. 2010	mid May 2010
		Australia	Future Contract [swap from Bounty]	Woodside	two-year term	mid 420’s	mid May 2010	mid May 2012
Ocean Valiant	5,500’	GOM	Current Contract	Anadarko	one-year term extension	upper 420’s	mid Dec. 2008	late June 2009
		GOM/Angola	Prep, mobe & acceptance test for Total	DODI			late June 2009	late Sept. 2009
		Angola	Future Contract	Total	two-year term + priced options	low 620’s	late Sept. 2009	late Sept. 2011
Ocean Victory	6,000’	GOM	Revised Current Contract see explanation on page 2 of this report	ATP	one-year term, minimum — first three of six wells (approx. 108 days)	low 560’s	late May 2009	early Sept. 2009
			Actively Marketing	DODI	Gap in contract	0	early Sept. 2009	early Dec. 2009
			Contract Continuation	ATP	remaining three of six wells (approx. 150 days)	low 560’s	early Dec. 2009	early May 2010
			Actively Marketing	DODI	Gap in contract	0	early May 2010	Q4 2011
			Contract Continuation	ATP	remaining days of one-year term	low 540’s	Q4 2011	to be determined
Ocean Baroness	7,000’	GOM	Current Contract	Hess	term extension +unpriced option	mid 360’s	late Nov. 2007	mid April 2010
Ocean Endeavor	10,000’	GOM	Current Contract	Devon	four-year term +unpriced option	mid 290’s	early July 2007	late June 2011
Ocean Monarch	10,000’	GOM	Current Contract	Plains	one well assignment	low 440’s	mid March 2009	mid July 2009
		GOM	Future Contract	Anadarko	four-year term + unpriced option	low 440’s	mid July 2009	mid March 2013
Ocean Confidence	10,000’	GOM	Current Contract	Murphy	four-year term + unpriced option	low 510’s	late Feb. 2008	late March 2012

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
June 3, 2009
Revised Ocean Victory Contract
     On 22 May 2009 the Company entered into a drilling contract amendment with ATP Oil & Gas with respect to the Ocean Victory in the Gulf of Mexico. This contract was amended to provide that for a minimum of the first 240 days of the initial one-year period, the dayrate will be $560,000, $75,000 of which will be paid in cash. The remaining dayrate of $485,000 will be payable from the proceeds of a net profits interest granted pursuant to the operator’s conveyance of an overriding royalty interest in certain leases on which six contract development wells are expected to be drilled.
     Payment of the proceeds pursuant to the overriding royalty interest is currently estimated to require approximately one year after production on such wells begins. Such production is currently expected to begin in late 2009 or early 2010. Payment of the remaining amounts, and the timing of such payments, are contingent upon such production and upon commodity sale prices.
     Remaining days under the initial one-year contract period will be deferred until approximately the fourth quarter of 2011, when the contract provides that the rig will be utilized by the operator at a dayrate of $540,000 payable in cash.
     The appropriate accounting treatment for the deferrals is currently being determined.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
June 3, 2009

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Domestic 2nd and 3rd Generation Semisubmersibles (2)
Ocean Ambassador	1,100’	GOM	Current Contract	Taylor	seven-month term	mid 280’s	late Dec. 2008	early July 2009
		GOM/Brazil	Prep, mobe & acceptance test for OGX	OGX			early July 2009	late Oct. 2009
		Brazil	Future Contract	OGX	three-year term + unpriced option	low 260’s	late Oct. 2009	late Oct. 2012
Ocean Saratoga	2,200’	GOM	Current Contract	Walter	five wells	mid 280’s	early Dec. 2008	early June 2009
		GOM	Future Contract	Taylor	410-day term + unpriced option	mid 280’s	early June 2009	mid July 2010
Domestic Jack-ups (6)
Ocean Crusader	200’ MC	GOM	Actively Marketing	DODI		0
Ocean Drake	200’ MC	GOM	Actively Marketing	DODI		0
Ocean Champion	250’ MS	GOM	Actively Marketing	DODI		0
Ocean Spartan	300’ IC	GOM	Current Contract	Nippon	90-day term + option	mid 50’s	mid May 2009	early Aug. 2009
Ocean Summit	300’ IC	GOM	Prep, mobe and acceptance test for Pemex	DODI			late Feb. 2009	late July 2009
		Mexico	Future Contract	Pemex	476 day term	mid 130’s	late July 2009	mid Nov. 2010
Ocean Titan	350’ IC	GOM	Current Contract	Apache	resume four-month extension	low 130’s	mid April 2009	early July 2009
Ocean Tower	350’ IC	GOM	SOLD Pending close	DODI

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
June 3, 2009

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
International Semisubmersibles (20)
MEXICO
Ocean New Era	1,500’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 260’s	late Oct. 2007	mid Feb. 2010
Ocean Voyager	3,200’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 330’s	early Nov. 2007	late Feb. 2010
NORTH SEA/MEDITERRANEAN
Ocean Nomad	1,200’	North Sea	Current Contract	Talisman	two-year term extension	upper 330’s	late Oct. 2008	late June 2009, transfer remaining time to Princess
Ocean Guardian	1,500’	Ireland	Current Contract	AGR	one well	low 260’s	early May 2009	mid June 2009
		North Sea	Demobe to North Sea	DODI			mid June 2009	mid June 2009
		North Sea	Future Contract	Nippon	one well	high 290’s	mid June 2009	early Aug. 2009
Ocean Princess	1,500’	North Sea	Current Contract	Talisman	resume two-year term extension	upper 330’s	late Dec. 2008	mid April 2010
		North Sea	Future Contract [swap from Nomad]	Talisman	412 days from Nomad contract	upper 330’s	mid April 2010	early June 2011
		North Sea	Future Contract	Talisman	120-day additional term	mid 270’s	early June 2011	early Oct. 2011
Ocean Vanguard	1,500’	North Sea	Current Contract	Statoil	two-year term extension + unpriced option	mid 400’s	late April 2008	mid April 2010
Ocean Lexington	2,200’	Egypt	Current Contract	BP	36-month term	mid 260’s	late Nov. 2006	mid Aug. 2009
		Egypt/Brazil	Prep, mobe & acceptance test for OGX	OGX			mid Aug. 2009	late Jan. 2010
		Brazil	Future Contract	OGX	three-year term + unpriced option	mid 330’s	late Jan. 2010	late Jan. 2013
AUSTRALASIA
Ocean Bounty	1,500’	Australia	Current Contract	Woodside	60 days	mid 380’s	early April 2009	late June 2009, transfer 2-yr. ext. to America
		Australia	Future 2-yr. cont. trans. to America; Bounty status TBD	DODI
Ocean Patriot	1,500’	Australia	Current Contract	Apache	two-year term + unpriced option	between 380-420	late Jan. 2009	late Jan. 2011
Ocean Epoch	3,000’	Australia	Current Contract	BHPB	550-day term + unpriced options	low 350’s	late Feb. 2009	late Aug. 2010
Ocean General	3,000’	Vietnam	Current Contract	PVEP	Approx. two-year term + unpriced options	low 280’s	mid Oct. 2008	early Oct. 2010
Ocean Rover	8,000’	Malaysia	Current Contract	Murphy	two-year term extension	low 450’s	late Feb. 2009	late Feb. 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
June 3, 2009

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
BRAZIL
Ocean Whittington	1,500’	Brazil	Current Contract	Petrobras	five-year term plus potential 15% bonus	mid 220’s	late Jan. 2009	late Aug. 2012
Ocean Concord	2,200’	Brazil	Current Contract	Petrobras	five-year term plus potential 15% bonus	low 230’s	early Jan. 2008	early Jan. 2013
Ocean Yorktown	2,200’	Brazil	Current Contract	Petrobras	five-year term plus potential 15% bonus	mid 230’s	mid Aug. 2008	mid Aug. 2013
Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	four-year term plus potential 17% bonus	mid 110’s	early Oct. 2005	early Oct. 2009
		Brazil	Contract interrupted for 5-year survey	DODI		0	early July 2009	mid Aug. 2009
		Brazil	Future Contract	Petrobras	five-year term plus potential 10% bonus	mid 240’s	early Oct. 2009	early Oct. 2014
Ocean Quest	4,000’	Brazil	Current Contract	ENI Brasil	assignment from Noble	mid 380’s	mid May 2009	early Sept. 2009
		Brazil	Future Contract	OGX	two-year term + unpriced option	low 420’s	early Sept. 2009	early Sept. 2011
Ocean Winner	4,000’	Brazil	Current Contract	Petrobras	four-year term plus potential 5% bonus	low 110’s	mid March 2006	mid March 2010
		Brazil	Future Contract	Petrobras	five-year term extension plus potential 10% bonus	low 270’s	mid March 2010	mid March 2015
Ocean Worker	4,000’	Brazil	Future Contract	Petrobras	six-year term plus potential 10% bonus	low 270’s	late Feb. 2009	late Feb. 2015
Ocean Alliance	5,000’	Brazil	Current Contract	Petrobras	resume four-year term plus 20% potential bonus	mid 150’s	early Jan. 2009	mid June 2010
		Brazil	Future Contract	Petrobras	six-year term extension plus potential 15% bonus	low 340’s	mid June 2010	mid June 2016
International Drillship (1)
Ocean Clipper	7,500’	Brazil	Current Contract	Petrobras	five-year term plus potential 5% bonus	low 180’s	mid Dec. 2005	mid Dec. 2010

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
June 3, 2009

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
International Jack-ups (8)
Ocean Columbia	250’ IC	Mexico	Current Contract	Pemex	1 1/2-year term	mid 120’s	late Jan. 2008	mid June 2009
		Mexico	Maintenance	DODI		0	mid June 2009	early July 2009
Ocean Nugget	300’ IC	Mexico	Current Contract	Pemex	849 day term	mid 130’s	early April 2009	early June 2009
		Mexico	Intermediate Survey	DODI		0	early June 2009	late June 2009
		Mexico	Current Contract	Pemex	resume 849 day term	mid 130’s	late June 2009	late July 2011
Ocean King	300’ IC	Croatia	Current Contract	CROSCO	two-year bareboat charter	upper 100’s	mid Nov. 2007	late Dec. 2009
		Croatia	Intermediate Survey	DODI		0	late Dec. 2009	early Jan. 2010
Ocean Sovereign	300’ IC	Indonesia	Current Contract	Kodeco	resume 15-month term + unpriced option	mid 140’s	early March 2009	mid April 2010
Ocean Heritage	300’ IC	Gulf of Suez	Current Contract	IPR	one workover well	mid 60’s	early June 2009	mid June 2009
		Gulf of Suez	Future Contract	SUCO	six-month term + six-month option	mid 60’s	mid June 2009	mid Dec. 2009
Ocean Spur	300’ IC	Egypt	Current Contract	WEPCO	one-year term	low 140’s	mid Aug. 2008	late Aug. 2009
Ocean Shield	350’ IC	Australia	Current Contract	ENI	term	mid 260’s	early Jan. 2009	early Jan. 2010
Ocean Scepter	350’ IC	Argentina	Current Contract	Enap Sipetrol/YPF	300-day term contract + unpriced option	high 190’s	late Sept. 2008	late July 2009

NOTES:	Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico.
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups.
IMPORTANT FOOTNOTES, PLEASE READ:
Survey Costs: When rigs are undergoing surveys, normal opex applies, plus additional costs. Addl. costs for 2009 for five new 5-year surveys are expected to be approximately: $5-6 million each for Titan, Yatzy, Concord, Champion and $24 million for America.
Mobe Costs: In addition, we expect to incur approximately $32 million of amortized mobe costs during 2009 ($8 million per qtr). NOTE: Amortized mobe costs are offset by amortized mobe revenues.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
June 3, 2009
Average Per-Day Rig Operating Costs (in $000’s):*

Jack-Ups
GOM	mid 40’s
Mexico	mid 40’s
Mideast	mid 50’s
Indonesia	low 50’s
New-build Australia	mid-80’s
New-build Argentina	upper 70’s
Bareboat Charter	low 10’s

Semisubmersibles**
GOM 2nd gen.	mid 50’s
GOM 4th gen.	low 80’s
GOM 4th gen. Victory-class upgrades	upper 60’s
GOM 5th gen. Victory-class upgrades	low 90’s
Mexico mid-water	mid 60’s
Brazil mid-water	upper 70’s
Vietnam mid-water	upper 60’s
Malaysia 5th gen. Victory-class upgrade	upper 90’s
Australia/New Zealand mid-water	low 90’s
UK mid-water	mid 70’s
Norway mid-water	mid 130’s
Egypt mid-water	upper 70’s
West Africa 4th gen.	upper 120’s

Semisubmersible DP
GOM 5th gen. upgrade DP	upper 110’s
Brazil mid-water DP	low 90’s

Drillship
Brazil deepwater DP	mid 110’s

Other Per-Day Expense
Spare equipment repair, other	low 30’s

*	Daily operating costs tend to run slightly lower early in the year and slightly higher toward end of year

**	All floaters conventionally moored unless otherwise noted.
Cost/Revenue Footnote: Contract Drilling Expenses applies to contract drilling expenses ONLY and does not include Reimbursable Expenses

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
June 3, 2009
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” should, “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and the revised Ocean Victory contract. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.